Leases - non-cancelable operating lease agreement (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Supplemental information related to operating leases
Operating lease right-of-use assets, net	¥ 13,818	¥ 27,365
Operating lease liabilities-current	(16,302)	(15,132)
Operating lease liabilities-non-current	(586)	(12,426)
Total operating lease liabilities	¥ (16,888)	¥ (27,558)
Weighted average remaining lease term	1 year 1 month 2 days	2 years 7 days
Weighted average discount rate	4.75%	4.75%